SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549



                              FORM 8-K
                           CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange
                       Exchange Act of 1934



                    Date of Report: May 4, 1999


                    MAXICARE HEALTH PLANS, INC.
       (Exact name of registrant as specified in its charter)



    Delaware                  0-12024            95-3615709
    (State or other        (Commission           (IRS Employer
    jurisdiction of        File Number)          Identification No.)
    of incorporation)



                      1149 South Broadway Street




                        Los Angeles, California
                (Address of principal executive office)
                                 90015
                              (Zip Code)


                         (213) 765-2000
       (Registrant's telephone number, including area code)


                         Not Applicable
   (Former name or former address, if changed since last report)

5. Other Events

On April 16, 1999, Maxicare Health Plans, Inc. (the "Company") and Peter J. Ratican ("Ratican"), the Company's Chairman of the Board, President and Chief Executive Officer ("CEO") announced they had reached an agreement pursuant to which Ratican would be resigning as President and CEO of the Company. In order to ensure an orderly transition, the Company and Ratican agreed that such resignations would become effective on June 30, 1999 (the "Termination Date"). The Company's board of directors (the "Board") has formed a committee to identify an appropriate successor. In addition, Ratican agreed not to stand for re-election to the Board when his term expires at the 1999 Annual Meeting of Shareholders which is scheduled for June 30, 1999 (the "1999 Annual Meeting"). In connection with the foregoing, Ratican and the Company entered into a Settlement Agreement dated April 16, 1999 (the "Settlement Agreement"). The Settlement Agreement, which was negotiated between Ratican and representatives of the Board over a two month period, outlines the terms of the agreements between Ratican and the Company, including the amendment to Ratican's Employment Agreement and certain other existing agreements and the terms of a new consulting agreement (the "Related Agreements"). The Settlement Agreement also provides on the Effective Date, upon the occurrence of certain other events and subject to certain limitations, Ratican and the Company shall exchange releases. The Settlement Agreement became effective upon the expiration of Ratican's seven day recision period on April 24, 1999 (the "Effective Date"). On the Effective Date each of the Related Agreements became effective. The Settlement Agreement is attached hereto and made a part hereof as Exhibit 1.

In connection with the Settlement Agreement, effective as of the Effective Date, the Board agreed to nominate for re-election Thomas W. Field, Jr. and to nominate for election as new directors, George H. Bigelow and Simon Whitmey (Messrs. Bigelow and Whitmey hereinafter referred to as the "New Directors") for election for three year terms as directors at the 1999 Annual Meeting. The New Directors will take the place of Mr. Ratican and incumbent director Alan S. Manne, who announced his retirement upon the expiration of his term at the 1999 Annual Meeting.

Pursuant to the Settlement Agreement, Ratican and the Company have entered into a four year non-exclusive consulting agreement commencing July 1, 1999 ( the "Commencement Date") at an annual consulting fee of $500,000 (the "Consulting Fee") and the provision by the Company to Ratican of certain health and other benefits comparable to those currently being received by Ratican under his Employment Agreement (the "Ratican Consulting Agreement"). The Ratican Consulting Agreement is attached hereto and made a part hereof as Exhibit 2. The Ratican Consulting Agreement provides that Ratican's consulting services shall not interfere with his other business activities and he will be free to engage in such other business activities as he desires; provided, however, he shall be prohibited from rendering services to an HMO competitor of the Company in California, Indiana or Louisiana during the first year of the Ratican Consulting Agreement. The Ratican Consulting Agreement is terminable prior to the Commencement Date under certain circumstances such as a termination of Ratican's Employment Agreement as a result of his death or incapacity or for "Cause", as defined in the Employment Agreement, by the Company. After the Commencement Date, the Ratican Consulting Agreement may be terminated voluntarily by Ratican or for "Cause", as defined in the Consulting Agreement, by the Company. In the event of a termination of the Consulting Agreement after the Commencement Date as a result of Ratican's death or incapacity, Ratican or his estate would receive the Consulting Fee due for the remainder of the four year term. The Ratican Consulting Agreement provides for indemnification by the Company to Ratican under appropriate circumstances and the advancement of legal fees and expenses for indemnification actions and in the event of a dispute thereunder subject to certain requirements.

If the Company, after notice and time to cure, fails to pay the Ratican Consulting Fee and is determined to be in breach of the Ratican Consulting Agreement (a "Company Default"), (i) Ratican may terminate the Ratican Consulting Agreement, declare the remaining balance due thereunder immediately payable and receive the discounted value thereof; (ii) the Amended Note (as defined below) will become non-recourse; and (iii) Ratican will continue to accrue benefits under the SERP (as defined below) through June 30, 2003.

To assist in the transition, Elwood I. Kleaver, Jr. ("Kleaver"), a current board member, has agreed to become the Company's Interim Chief Operating Officer ("COO") beginning April 24, 1999 (the "Kleaver
Commencement Date") pursuant to a consulting agreement with the Company dated April 16, 1999 (the "Kleaver Consulting Agreement"). Under the Kleaver Consulting Agreement, Kleaver agrees to serve as COO for a period of no less than four months (the "Initial Term") at $40,000 per month (the "Kleaver Consulting Fee"). Although the Kleaver Consulting Agreement is non-exclusive and Kleaver may continue and/or finish any of his existing consulting arrangements; Kleaver's other consulting services may not materially interfere with the performance of his duties as COO. In addition, during the term of the Kleaver Consulting Agreement, Kleaver may not enter into new consulting or employment agreements without prior approval of the Board and will be prohibited from working for a competitor of the Company in California, Indiana and Louisiana. The Kleaver Consulting Agreement may be terminated (i) upon Kleaver's death or disability;
(ii) for "Cause",  as  defined  in  the  Kleaver Consulting Agreement;
(iii) for any reason other than as set forth in (i) or (ii) as set forth above or (iv) after August 24, 1999, upon thirty days prior notice. In the event of a termination of the Kleaver Consulting

Agreement pursuant to (iii) Kleaver would be entitled to receive either the unpaid portion of the Kleaver Consulting Fee for the Initial Term or if the termination is after the Initial Term, $40,000. The Kleaver Consulting Agreement is attached hereto and made a part hereof as Exhibit 3.

Pursuant to the terms of the Kleaver Consulting Agreement, the Company has granted Kleaver, effective as of the Commencement Date, options to purchase 50,000 shares of the Company's common stock (the "Kleaver Options") pursuant to the Company's 1995 Stock Option Plan at $ 5.3125 per share, the closing market price of the Company's common stock on the last trading day immediately preceding the effectiveness of the option grant. The Kleaver Options have a ten year term and vest at a rate of 6,000 shares per month during the Initial Term and 4,000 shares per month thereafter. All vested options will be exercisable for a period of one year after the termination of Kleaver's consulting services to the Company (or employment by the Company, if applicable). The Stock Option Agreement between Kleaver and the Company setting forth the terms of the Kleaver Options is attached hereto and made a part hereof as Exhibit 4.

In connection with the Settlement Agreement, Ratican and the Company have amended certain agreements between them. Effective on April 24, 1999, Ratican and the Company entered into Amendment No. 4 ("Amendment No.4") dated April 16, 1999 to Ratican's Amended and Restated Employment Agreement, as amended (the "Employment Agreement") pursuant to which Ratican and the Company agreed: (i) to shorten the termination date of such agreement from April 1, 2001 to the Termination Date; (ii) that Ratican would no longer be entitled to future or potential performance bonuses, sales bonuses, severance pay upon the expiration of the term of the Employment Agreement, or stock option grants under the terms of the Employment Agreement; (iii) that during the period from the Effective Date through the Termination Date, Ratican's powers and duties would be limited to those powers and duties designated by the Executive Committee of the Board (the "Executive Committee"); and (iv) the termination of Ratican's employment pursuant to Amendment No. 4 on the Termination Date and the election of the New Directors at the 1999 Annual Meeting would not trigger any payments to Ratican as a result of a "Change of Control", as such term is defined in Amendment No. 4. Amendment No. 4 between Ratican and the Company is attached hereto and made a part hereof as
Exhibit 5.

In connection with the Settlement Agreement, as of the Effective Date adjustments were also made to Ratican's outstanding option agreements. Ratican's Senior Executives Stock Option Agreement (the "1996 Option Agreement") with respect to options granted under the Maxicare Health Plans, Inc. Senior Executives 1996 Stock Option Plan (the "1996 Option Plan") was amended so that: (i) the term of the options granted thereunder (the "1996 Plan Options") was shortened to January 1, 2005

(the "Option Term"); (ii) the exercise price of the options granted on July 26, 1996, January 1, 1997 and January 1, 1998 was reduced from $14.75, $22.25 and 10.88, respectively, to $7.2875 or $1.875 over the average closing trading price of the Company's common stock price for April 19, 1999 through April 23, 1999 or $5.4125 and (iii) the 1996 Plan Options would remain exercisable through the Option Term, notwithstanding the termination of Ratican's employment with the Company or the termination of the Ratican Consulting Agreement.
Amendment No.1 dated April 16, 1999 to the 1996 Option Agreement between Ratican and the Company dated as of April 1, 1996 and Amendment Number Two dated April 16, 1999 to the 1996 Option Plan, which reflect the foregoing, are attached hereto and made a part hereof as Exhibits 6 and 7, respectively. In addition, as of the Effective Date, the Company and Ratican entered into Amendment No. 2 dated April 16, 1999 ("Amendment No. 2 to the 1989 Option Agreement") to the option agreement dated as of August 31, 1989, as amended (the "1989 Option Agreement") pursuant to which the 1989 Option Agreement was amended to extend Ratican's ability to exercise the options granted thereunder ("the 1989 Plan Options") until December 5, 2000
(the original option term of the 1989 Plan Options under the 1989 Option Agreement), notwithstanding the termination of Ratican's employment with the Company on the Termination Date. Amendment No. 2 to the 1989 Option Agreement is attached hereto and made a part hereof as Exhibit 8.

In connection with the Settlement Agreement, as of the Effective Date, the terms of the Maxicare Health Plans, Inc. Supplemental Executive Retirement Plan (the "SERP") were amended so that Ratican will continue to accrue benefits under the SERP during the term of the Ratican Consulting Agreement. Amendment No. 3 to the SERP dated April 16, 1999 is attached hereto and made a part hereof as Exhibit 9.

As of the Effective Date, Ratican's promissory note in the original principal amount of $2,229,028.13, (the "Original Balance") dated February 18, 1997, and related loan documents (the "1997 Note") were also amended. Pursuant to the terms of the Amended and Restated Promissory Note dated April 16, 1999 (the "Restated 1997 Note") the term of the 1997 Note was extended from April 1, 2001 to June 30, 2003 (the "Maturity Date"). In addition, the Restated 1997 Note provides that on the Maturity Date, in lieu of payment of the Original Balance and all accrued interest thereon (the "Maturity Balance"), Ratican may fully satisfy his obligations under the 1997 Note through the payment to the Company for payment to the applicable state and Federal tax authorities the applicable minimum state and federal withholding amounts and FICA taxes due from Ratican resulting from the reduction of the Maturity Balance to zero (the "Applicable Taxes"); provided, however, in the event the Ratican Consulting Agreement is terminated for Cause or voluntarily by Ratican or Ratican fails to timely pay the Applicable Taxes, the Restated 1997 Note provides that the full Maturity Balance will remain due. The Restated 1997 Note also provides that Ratican may withdraw, at any time, all or any portion of the 150,000 shares of the Company's common stock held by the Company as collateral under the Note and substitute in lieu thereof, cash, treasury notes, U.S. government backed securities or other collateral acceptable to Maxicare valued at not less than $800,000. As previously discussed, the Restated 1997 Note becomes non-recourse upon the occurrence of a Company Default under the Ratican Consulting Agreement. The Restated 1997 Note, Amendment One dated April 16, 1999 to the Loan Agreement between the Company and Ratican dated February 18, 1997 and Amendment One dated April 16, 1999 to the Pledge Agreement between the Company and Ratican dated February 18, 1997 effectuating the foregoing are attached hereto and made a part hereof as Exhibits 10, 11 and 12, respectively. In connection with the Ratican Settlement Agreement, the Company also cancelled Ratican's promissory note in the amount of $143,118, dated July 1998.

Item 7.  Financial Statements and  Exhibits.

          (b) Exhibits.


     10.3l    1.  The Settlement and  Release Agreement between
                  Peter   J.  Ratican  ("Ratican") and Maxicare
                  Health    Plans,    Inc.    (the   "Company")
                  dated April 16, 1999;

     10.3m    2.  The Consulting Agreement  between Ratican and
                  the Company dated April 16, 1999;

     10.91    3.  The Consulting  Agreement  between  Elwood I.
                  Kleaver, Jr. ("Kleaver") and the Company dated April 16, 1999;

     10.91a   4.  Stock Option  Agreement  between  Kleaver and
                  the Company dated April 16, 1999;

     10.3n    5.  Amendment No. 4 dated  April  16, 1999 to the
                  Amended   and    Restated    Employment   and
                  Indemnification       Agreement       between
                  Ratican and the Company dated as of April 1, 1996;

     10.82c   6.  Amendment No. 1 dated  April  16, 1999 to the
                  Stock Option Agreement between Ratican and the Company dated April 1, 1996;

     10.84b   7.  Amendment Number Two dated  April 16, 1999 to
                  the  Maxicare   Health   Plans,  Inc.  Senior
                  Executives 1996 Stock Option Plan;

     10.14b   8.  Amendment No. 2 dated  April  16, 1999 to the
                  Stock Option  Agreement  between  Ratican and
                  the     Company      dated     August     31,
                  1989;

     10.87c   9.  Amendment No. 3 dated  April  16, 1999 to the
                  Supplemental Executive Retirement Plan;

     10.3o    10. Ratican's   Amended   and   Restated  Secured
                  Promissory Note dated April 16, 1999;

     10.3p    11. Amendment One  dated  April  16,  1999 to the
                  Loan  Agreement   between   Ratican  and  the
                  Company dated February 18, 1997; and

     10.3q    12. Amendment One  dated  April  16,  1999 to the
                  Pledge Agreement between Ratican and the Company dated February 18, 1997.

     99.10    13. Press Release dated April 19, 1999 announcing
                  management transition and Board changes.

                           SIGNATURES

           Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                MAXICARE HEALTH PLANS, INC.
                                (Registrant)


Date:  May 4, 1999              By:     /s/ Richard A. Link
                                        Richard A. Link
                                    Chief Financial Officer